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                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-65454) of PDVSA Finance Ltd. and Petroleos de Venezuela, S.A. of our report dated March 2, 2004, except for matters discussed in Note 2, as to which the date is March 11, 2004, relating to the financial statements of LYONDELL-CITGO Refining LP, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Houston, Texas
March 25, 2004